UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 29, 2006

Huntsman Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Huntsman International LLC

(Exact name of registrant as specified in its charter)

Delaware	333-85141	87-0630358
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

500 Huntsman Way
Salt Lake City, Utah		84108
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (801) 584-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On December 29, 2006, Huntsman Petrochemicals (UK) Holdings, as seller, and Huntsman International LLC, as guarantor, completed the sale to SABIC (UK) Petrochemicals Holdings Limited, as purchaser, and SABIC Europe B.V., as guarantor, of all the outstanding equity interests of Huntsman Petrochemicals (UK) Limited for an aggregate purchase price of $685 million in cash plus the assumption by the purchaser of approximately $126 million in unfunded pension liabilities. The final purchase price is subject to adjustments relating to working capital, investment in Huntsman’s LDPE plant currently under construction in Wilton and unfunded pension liabilities. Each of Huntsman Petrochemicals (UK) Limited, Huntsman Petrochemicals (UK) Holdings and Huntsman International LLC is a wholly-owned subsidiary of Huntsman Corporation. As a result of this transaction, SABIC has acquired Huntsman’s European base chemicals and polymers business. The transaction did not include Huntsman’s Teesside-based Pigments division or the Wilton-based aniline and nitrobenzene operations of its Polyurethanes division.

Item 9.01.  Financial Statements and Exhibits.

(b)  Pro Forma Financial Information.

The pro forma financial information required pursuant to Article 11 of Regulation S-X is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(d)  Exhibits.

Exhibit 2.1

Sale and Purchase Agreement dated September 27, 2006 between Huntsman Petrochemicals (UK) Holdings, Huntsman International LLC, SABIC UK Petrochemicals Holdings Limited and SABIC Europe B.V. (incorporated by reference to Exhibit 2.1 to the current report on Form 8-K of Huntsman Corporation filed on September 28, 2006 (File No. 001-32427))

Exhibit 99.1

Huntsman Corporation and Subsidiaries Pro Forma Condensed Consolidated Balance Sheet (Unaudited) as of September 30, 2006

Huntsman Corporation and Subsidiaries Pro Forma Consolidated Statement of Operations (Unaudited) for the year ended December 31, 2005

Huntsman Corporation and Subsidiaries Pro Forma Consolidated Statement of Operations (Unaudited) for the year ended December 31, 2004

Huntsman Corporation and Subsidiaries Pro Forma Consolidated Statement of Operations (Unaudited) for the year ended December 31, 2003

Huntsman International LLC and Subsidiaries Pro Forma Condensed Consolidated Balance Sheet (Unaudited) as of September 30, 2006

Huntsman International LLC and Subsidiaries Pro Forma Consolidated Statement of Operations (Unaudited) for the year ended December 31, 2005

Huntsman International LLC and Subsidiaries Pro Forma Consolidated Statement of Operations (Unaudited) for the year ended December 31, 2004

Huntsman International LLC and Subsidiaries Pro Forma Consolidated Statement of Operations (Unaudited) for the year ended December 31, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION
HUNTSMAN INTERNATIONAL LLC

/s/ L. Russell Healy
L. Russell Healy
Vice President and Controller

Dated:  January 5, 2007

INDEX TO EXHIBITS

Exhibit Number	Description
2.1

Sale and Purchase Agreement dated September 27, 2006 between Huntsman Petrochemicals (UK) Holdings, Huntsman International LLC, SABIC UK Petrochemicals Holdings Limited and SABIC Europe B.V. (incorporated by reference to Exhibit 2.1 to the current report on Form 8-K of Huntsman Corporation filed on September 28, 2006 (File No. 001-32427))

99.1

Huntsman Corporation and Subsidiaries Pro Forma Condensed Consolidated Balance Sheet (Unaudited) as of September 30, 2006

Huntsman Corporation and Subsidiaries Pro Forma Consolidated Statement of Operations (Unaudited) for the year ended December 31, 2005

Huntsman Corporation and Subsidiaries Pro Forma Consolidated Statement of Operations (Unaudited) for the year ended December 31, 2004

Huntsman Corporation and Subsidiaries Pro Forma Consolidated Statement of Operations (Unaudited) for the year ended December 31, 2003

Huntsman International LLC and Subsidiaries Pro Forma Condensed Consolidated Balance Sheet (Unaudited) as of September 30, 2006

Huntsman International LLC and Subsidiaries Pro Forma Consolidated Statement of Operations (Unaudited) for the year ended December 31, 2005

Huntsman International LLC and Subsidiaries Pro Forma Consolidated Statement of Operations (Unaudited) for the year ended December 31, 2004

Huntsman International LLC and Subsidiaries Pro Forma Consolidated Statement of Operations (Unaudited) for the year ended December 31, 2003